EXHIBIT 10.1

YUMANITY THERAPEUTICS, INC.

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”) is made as of __________, 2022, by and among Yumanity Therapeutics, Inc., a Delaware corporation (the “Company”), the undersigned Purchasers (as defined in the PIPE Agreement, which is defined below), and, solely for purposes of Sections 2, 4 and 5 of this Amendment, Kineta, Inc., a Washington corporation (“Kineta”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the PIPE Agreement.

RECITALS

WHEREAS, the Company is party to that Agreement and Plan of Merger dated as of June 5, 2022 (as such may be amended from time to time, the “Merger Agreement”), by and among the Company, Yacht Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of the Company, and Kineta, pursuant to which Kineta will become a wholly-owned subsidiary of the Company;

WHEREAS, in connection with the Merger Agreement, the Company and the Purchasers entered into a Securities Purchase Agreement dated as of June 5, 2022 (as such may be amended from time to time, the “PIPE Agreement”), pursuant to which the Company agreed to sell and issue to each Purchaser certain shares of the Company’s common stock, par value $0.001 per share, as set forth on Schedule 1 attached thereto;

WHEREAS, the PIPE Agreement and any term thereof may be amended, terminated or waived only with the written consent of the Company and the Purchasers, pursuant to Section 6.7 of the PIPE Agreement;

WHEREAS, the Company and the Purchasers now wish to amend the PIPE Agreement as set forth herein; and

WHEREAS, in order to further induce the Purchasers to enter into this Amendment, the parties hereto desire that Kineta issue to each Purchaser a warrant as set forth herein.

AGREEMENT

In consideration of the mutual promises, covenants and conditions hereinafter set forth, the Company, the Purchasers and Kineta (solely for purposes of Sections 2, 4 and 5 hereof) mutually agree as follows:

1. Amendments to PIPE Agreement.

a. Recital E of the PIPE Agreement is hereby amended and restated in its entirety to read as follows:

“E. The Company has authorized, upon the terms and conditions stated in this Agreement, the sale and issuance of up to an aggregate of [18,181,818] shares, subject to proportional adjustment for the Reverse Stock Split, of Company Common Stock (the “Shares”).”

b. Section 1.1 of the PIPE Agreement is hereby amended and restated in its entirety to read as follows:

“1.1 Authorization of Sale of Shares. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Shares as set forth opposite their respective names on Schedule 1 attached hereto, at a price per Share equal to $1.65, subject to proportional adjustment for the Reverse Stock Split (the “Price Per Share” and the total purchase price for the Shares to be paid by each Purchaser, the “Share Purchase Price”).”

c. Schedule 1 to the PIPE Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

2. Kineta Warrants. Concurrently with the execution and delivery of this Amendment, Kineta shall deliver to each Purchaser, and each Purchaser shall deliver to Kineta, a Stock Purchase Warrant in the form attached hereto as Exhibit B, duly executed by such party, on the terms set forth below:

Purchaser	Type of Warrant Stock of Kineta	No. of Shares	Purchase Price Per Share
[ ]	Non-Voting Common Stock	[ ]	$0.01
[ ]	Non-Voting Common Stock	[ ]	$0.01
[ ]	Non-Voting Common Stock	[ ]	$0.01

TOTAL		[6,031,668]

3. Defined Terms; Effectiveness and Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the PIPE Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the PIPE Agreement as amended hereby, and each reference to the PIPE Agreement in any other document, instrument or agreement executed or delivered in connection with the PIPE Agreement shall mean and be a reference to the PIPE Agreement as amended hereby. All provisions and terms of the PIPE Agreement not specifically altered by this Amendment shall remain in full force and effect.

4. Governing Law. The validity, interpretation, construction and performance of this Amendment, and all acts and transactions pursuant hereto and the rights and obligations of the Company, the Purchasers and Kineta shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

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5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of such together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

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The parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

THE COMPANY:

YUMANITY THERAPEUTICS, INC.

By:

(Signature)
Name:

Title:

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

The parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

PURCHASERS:

[ ]

By:
(Signature)
Name:
Title:

[ ]

By:
(Signature)
Name:
Title:

[ ]

By:
(Signature)
Name:
Title:

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

The parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first written above.

KINETA (solely for purposes of Sections 2, 4 and 5 hereof):

KINETA, INC.

By:
(Signature)
Name:
Title:

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT